Exhibit 10.10

[*****] = Pursuant to Item 601(b)(10) of Regulation S-K, portions of this exhibit have been omitted as the registrant has determined that certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) the type of information that the company treats as private and confidential.

FIRST AMENDMENT TO

DATA LICENSE AGREEMENT

This FIRST Amendment to DATA LICENSE agreement (this “Amendment”) is made and entered into as of May 24, 2023 (the “Amendment Date”), by and between Textron Aviation Inc. (“TAI”) and Textron Innovations Inc. (“TII” and, together with TAI, “Licensor”), on the one hand, and Surf Air Mobility Inc. (“Licensee” and, together with Licensor, each a “Party” and collectively, the “Parties”), on the other hand, with reference to the following facts:

A. Licensor and Licensee are parties to that certain Data License Agreement dated as of September 15, 2022 (the “Original Agreement”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Original Agreement.

B. The Parties now wish to amend the Original Agreement in accordance with the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and agreements hereinafter set forth, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1. Section 12.2(g) of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“(g) if the Effective Date does not occur on or prior to July 31, 2023.”

2. Except as expressly amended herein, the terms of the Original Agreement shall remain in full force and effect and the Original Agreement is hereby ratified and confirmed. In the event of a conflict between a provision of the Original Agreement and this Amendment, the provisions of this Amendment shall control.

3. This Amendment may be executed and delivered by facsimile, PDF or other electronic signature and in two or more counterparts, each of which shall be deemed original, but all of which together shall constitute one and the same instrument.

[Signature page follows.]

IN WITNESS WHEREOF, the Parties hereto have duly executed this Amendment effective as of the Amendment Date.

SURF AIR MOBILITY INC.

By:	/s/ Sudhin Shahani
Sudhin Shahani
Executive Chairman

TEXTRON AVIATION INC.

By:
[*****]
[*****]

TEXTRON INNOVATIONS INC.

By:
[*****]
[*****]

[Signature Page to First Amendment to Textron Surf Air Mobility Data License Agreement]